Overview

Patrick Gruber, CEO

May 2020

gevo

FORWARD LOOKING STATEMENT

Any statements in this presentation about our future expectations, plans, outlook and prospects, and other statements containing the words "believes," "anticipates," "plans," "estimates," "expects," "intends," "may" and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to: our growth plans and strategies, including our ability to complete the planned expansion of our facilities and any future facilities; the success of our sales and production efforts in support of the commercialization of our products; our technologies, including our renewable fuels' ability to work on a "drop-in" basis; our ability to achieve expected greenhouse gas emission reductions; the sizes of markets for our products and our ability to expand internationally; the benefits and characteristics of our products; our ability to obtain and maintain certifications related to our products; our ability to raise funds to continue operations or fund growth projects; our projected revenues or sales; our ability to enter into additional off-take agreements; our ability to perform under current or future contracts; our ability to become profitable and to obtain anticipated margins; laws and regulations supporting or providing economic advantages to low-carbon products; the potential that adverse changes could be made to laws and regulations supporting or providing economic advantages to low-carbon products; and other factors discussed in the "Risk Factors" of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in other filings that we periodically make with the SEC. In addition, the forward-looking statements included in this investor presentation represent our views as of the date of this investor presentation. Important factors could cause our actual results to differ materially from those indicated or implied by forward-looking statements, and as such we anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this investor presentation.

DEVELOPING NEXT-GEN RENEWABLE FUELS

Gevo, Inc. ("Gevo") is developing a platform to fund expansion projects in the next phase of its unique, next-generation renewable fuels business

Gevo is a leading developer of commercial-scale facilities converting agricultural, forestry and other feedstocks to high-value, low pollutant, low-carbon substitutes for gasoline and jet fuel

- Patented biocatalysts produce renewable gasoline and jet fuel, which are "drop-in", clean, low-carbon substitutes for fossil-based fuels and have already been used commercially in vehicles and aircraft
- Unique, low-cost model able to acquire and repurpose underutilized ethanol plants
- Gevo generates food in addition to fuel. Additional co-production of value-added feed and food products, including protein, bran and vegetable oil
- 100% of agricultural feedstock nutritional value is captured and returned to the food chain(1)
- Long-term, fixed fee and indexed take-or-pay offtake contracts with credit worthy customers

+$1.5bn take-or-pay offtake (negotiating)(2)

+$600mm take-or-pay offtake (closed)(2)

>100 yrs of combined experience

20 - 25% Project Levered Pre-Tax IRRs(3)

Selected Customers(4)

TOTAL, Haltermann Carless, AVFUEL, Lufthansa, DELTA, SAS, Virgin australia, Alaska Airlines, UNITED, U.S. ARMY, U.S. AIR FORCE, Buc-ee's, MUSKET, FedEx, air bp, City of Seattle, EMBRAER, BOMBARDIER

(1) Variety of potential feedstocks. 100% of nutritional value returned to the food chain.
(2) The estimate is based on certain assumptions in the contracts, including the value of certain environmental credits and the sales price of the fuel. This estimate represents the revenue over the entire term of the contracts.
(3) Reflects IRRs of the expansion of Luverne plus two additional U.S. expansions.
(4) Reflects current and past customers. Does not include potential customers from contracts in advanced stages of negotiations.

BUSINESS PLAN THAT CHECKS A LOT OF BOXES

- Significant Amount of Capital Invested to De-Risk the Proprietary Process and Fuel Products ☑
- IP Protection Providing Sustainable Competitive Advantage ☑
- Abundant and Affordable Feedstocks ☑
- Initial Plants Consistently Achieving Key Operating Metrics ☑
- Existing Operating Assets Repurposed for Greater Capital Efficiency ☑
- Long Term, Take-or-Pay Off-take Contracts with Creditworthy Customers ☑
- Certified Significant Reduction in Both Carbon Footprint and Pollution Emissions ☑
- Strong and Experienced Management with Proven Track Record ☑
- Highly Supportive ESG and Regulatory Backdrop ☑
- Fully Tested, Certified and "Drop-in" Renewable Fuel Products ☑

RARE GROWTH OPPORTUNITY OVER A DECADE IN THE MAKING

TECHNOLOGY PHASE

2008: Gevo Begins Strategic Focus on Yeast and Hydrocarbons

2010: Acquired Luverne, MN Facility to Scale up Fermentation

February 2011: Gevo IPO

December 2011: Begins Producing Renewable Gasoline and Jet Fuel in Silsbee, TX

June 2012: Successful Scaled Up Commercial IBA Fermentation[1] Process

June 2014: First Successful Demonstration of Side by Side Commercial Scale Production of Ethanol and Isobutanol

December 2014: U.S. Navy Flies Supersonic Jet with Gevo Fuel

March 2015: Gevo's Sells Renewable Jet Fuel to NASA

June 2015: First-Ever Flight With Jet Fuel Made From Wood Waste, Flown by Alaska Airlines

July 2015: First Pump Sales of Isobutanol Blended Gasoline

March 2016: Gevo's Renewable Jet Fuel Meets Approved ASTM Standard

October 2016: Begins Routine Sales of Renewable Jet Fuel

MARKET DEVELOPMENT PHASE

May 2017: Gevo Begins Commercial Supply of Renewable Gasoline

October 2017: Gevo Supplies Virgin Australia at Brisbane Airport

November 2017: Achieved 700,000 gallons of Isobutanol Production in Commercial Scale Fermenters over 3,300 hours

June 2018: Enters into Off-Take Agreement with AvFuel for Business Aviation

February 2019: Enters into a Long-Term, Take-or-Pay Contract with HCS Group for Renewable Gasoline

June 2019: Virgin Australia Completes 1 Million km on Gevo Jet Fuel

July 2019: Receives ISCC+ Global Sustainability Certification

August 2019: Enters into Take-or-Pay Supply Agreement with Air TOTAL International for Jet Fuel

September 2019: Development of Low-Carbon, Zero Particulate Renewable Diesel

November 2019: Gevo Supplies Renewable Gasoline to the City of Seattle

November 2019: Enters into Take-or-Pay Supply Agreement with Scandinavian Airlines Systems (SAS) for Renewable Jet Fuel

December 2019: Enters into Take-or-Pay Agreement with Delta for 10mmgpy of Renewable Jet Fuel

December 2019: Bombardier Begins purchasing Gevo Fuel for New Aircraft Deliveries In Canada

February 2020: Receives Certification From Roundtable on Sustainable Biomaterials (RSB)

March 2020: Signs Agreement with VIVA Energy to Develop Renewable Production In Australia

April 2020: Completes 50,000 Hours of Renewable Fuels Production

TODAY: GROWTH PHASE

2008 → 2020

(1) Gevo Integrated Fermentation Technology (GIFT) is an integrated technology platform for the efficient production and separation of Isobutanol.

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COMPELLING CIRCULAR, EARTH-FRIENDLY BUSINESS MODEL

Gevo's Business System, From Raw Materials to Renewable Fuels, Exemplifies the Circular Economy in Action

Each of the processes work together to produce advanced renewable fuels with a low-carbon footprint

- Variety of abundant, potential feedstocks can be used including starch, dextrose, sucrose, molasses from cellulosic that include bagasse (sugarcane waste), wood slash (forestry waste), rice straw (agriculture waste in Asia), switchgrass, and corn stover (corn stalk waste)
- *In the US, corn is the right starting material based on economics and sustainability criteria*
  - A metric ton of corn yields approximately 70% fermentable carbohydrate and 30% high protein animal feed. The kernels are ground up and then the protein is separated from the carbohydrates
  - 10 pounds of protein rich feed product is produced for each gallon of renewable fuel produced
  - Modern corn growing techniques capture carbon in the soil, reducing GHG's further
- Gevo's business model does not impose a 'food versus fuel choice'; the carbohydrates converted do not possess healthy nutritional content and cannot be utilized in the food chain in a meaningful way



CO_2
SUSTAINABLY GROWN RAW MATERIALS
SUSTAINABLE FERTILIZER
>2LBS of CO2 SEQUESTERED PER GALLON
SEQUESTRATION
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BIOGAS
BIOGAS PLANT
RENEWABLE FUEL PLANT
MANURE
WIND POWER
DAIRY, BEEF, POULTRY & PIG TO FOOD
POTENTIAL FOR 100% REDUCTION IN GHG EMISSIONS(1)
100% OF AGRICULTURAL FEEDSTOCK NUTRITIONAL VALUE IS RETURNED TO THE FOODCHAIN
10LBS OF PROTEIN FEED PER GALLON OF HYDROCARBON FUEL

(1) Source: Sheehan, et al, 2017; Mueller, et al, 2019; Indigo reports that 10-15X more could be sequestered.

COMPELLING CIRCULAR, EARTH-FRIENDLY BUSINESS MODEL

Gevo's Business System Leverages Existing Infrastructure and Well-Known Renewable Energy Sources



Feedstock
Natural Gas + Renewable Natural Gas
Renewable Electricity
Process Water
Hydrogen
Key Process Units:
Re-used Ethanol Plant Equipment
Beer Distillation Columns
Feedstock Handling and Processing
Utilities Infrastructure/Logistics
High Protein Animal Feed Production
Evaporation System
Isobutanol GIFT Fermenters
Hydrocarbon Plant (Isobutanol to Renewable Gasoline and Jet Fuel)
Products:
Renewable Premium Gasoline
Renewable Jet Fuel
Co-Products:
Protein / Animal Feed
Food Grade Corn Oil
Manure
Livestock
100% of nutritional value of feedstock reenters food chain

Value to Gevo's Customers:

- **Clean, "Drop-In"** Renewable fuels
- **Potential of 100%** Reduction in Carbon Footprint/gal of fuel[1]
- **$ Monetizable** Environmental Credits

(1) Source: Sheehan, et al, 2017; Mueller, et al, 2019; Indigo reports that 10-15X more could be sequestered.

FULLY CONTRACTED, HIGH MARGIN PROJECTS…

SECURING CONTRACTED DEMAND IS THE FIRST STEP TOWARDS GEVO'S RENEWABLE FUELS VISION

Unique, Attractive Business

Abundant Feedstock Supply

Feedstock Optionality

- Compared to waste streams and Used Cooking Oil (UCO), Gevo's fermentation technology has the ability to use a variety of abundant agricultural, forestry and other feedstocks (such as corn, molasses, wood, etc.)

U.S. expansion plan focusing on corn as a feedstock

- Low cost – abundant, fungible and easily aggregated
- Value enhancing – most of the value of corn is in its protein; Gevo's process upgrades the carbohydrates to renewable fuels, and re-sells protein and other valuable by-products
- Reduced capex – ability to expand existing assets and re-purpose others (under-utilized corn fermenting infrastructure - ethanol plants)

Contracted Renewable Fuels Offtake

Product Portfolio

- High value fuels in short supply: Premium Gasoline, Jet, and later Diesel
- Gevo's renewable fuels have been successfully produced, sold and used commercially in vehicles and aircraft

US Expansion Plan Focused on meeting Contracted Demand

- Recently closed ~$600mm(1) of long-term, take-or-pay renewable fuels offtake contracts
- Advanced discussions for an additional $1.5bn(1) of take-or-pay contracts
- Increasing sustained demand for low-carbon renewable fuels has driven contracted pricing to levels which support attractive returns
  - Quantifiable, monetizable carbon reduction through environmental credits (including Low Carbon Fuel Standard and EU Renewable Energy Directive)
  - Gevo's customers embed value for these credits in the price, providing attractive revenue per gallon to Gevo

Results in Project Returns of 20-25%

(1) The estimate is based on certain assumptions in the contracts, including the value of certain environmental credits and the sales price of the fuel. This estimate represents the revenue over the entire term of the contracts.

…LEADING TO SUSTAINABLE GROWTH OPPORTUNITIES

SECURING CAPITAL FOR EXPANSION TO MEET GROWING DEMAND IS THE NEXT STEP TOWARDS GEVO'S RENEWABLE FUELS VISION

Gevo is pursuing three initial expansion projects to meet its growing, contracted renewable fuels demand:

- Existing Luverne Facility (13mmgpy)
- Two US ethanol facility acquisition and retrofits (~30mmgpy each)
  - Four US expansion sites identified and counterparties engaged
  - Two are high priority targets
- Contracted demand provides flexibility on timing, with first production from initial expansions as early as 2023 or as late as 2024

Business Model Offers Substantial Flexibility

- Facility location and size not restricted by location of renewable fuels to end-markets
  - Offtaker delivers renewable fuels to the end-markets transport already priced into contracts with Gevo
  - Targeted expansion sites are located close to abundant feedstock sources and there is no shortage of demand for renewable gasoline and jet fuel
- Additional product diversification through sale of co-products, including animal feed

US Opportunities Beyond Initial US Expansions

Plant #4 | Plant #6 | Plant #5 | Plant #7

Extremely Deep Market



4 International Expansion/Licensing Opportunities In Process[1]
Australia
Brazil
Europe
India

(1) In discussions with counterparties.

RENEWABLE FUELS FACILITIES EXPANSION & RETROFIT

CLEAR, CONCRETE VISIBILITY ON EXECUTION, LEVERAGING EXISTING INFRASTRUCTURE IN PLACE AND DECADES OF EXPERIENCE

Facilities Today



Luverne Facility

- ✓ Commercial scale
- ✓ Feedstock fermenting infrastructure
- ✓ Renewable Isobutanol production

Facilities Post



Expanded Luverne Facility

- ✓ Commercial scale
- ✓ Feedstock fermenting infrastructure
- ✓ Renewable Isobutanol production
- ✓ Isobutanol to renewable gasoline and jet fuel production

Other Ethanol Plant Sites to be Similarly Developed, Leveraging Existing Infrastructure

KEY HIGHLIGHTS

1 Positioned for Long-Term Success

- Unique products and business model based on patented technology and process know-how
- Structurally supply-short/demand-long, low-carbon fuels market – particularly renewable gasoline and jet fuel
- Abundant supply of agricultural, forestry and other feedstocks
  - Business model does not impose a 'food versus fuel choice'
  - Valuable co-products
- First-mover advantage in a backdrop of growing investor awareness of ESG and strategic commitments to carbon reduction
  - Potential to displace whole gallons of fossil fuels with products that have a net zero GHG footprint and that eliminate air pollutants
- Increasing number of relationships with strong offtake counterparties – market development continuously advanced
- Monetizable environmental benefits

2 Proven, Scalable Model Poised for Growth

- Proven production and commercial use of Gevo's "drop-in" renewable fuels in road vehicles and commercial aircraft
  - Successful, demonstrated commercial scale up of fermentation technology at Luverne Facility
  - Completed 50,000 hours of renewable gasoline and jet fuel production
- Capital efficient expansion opportunities leverage existing, underutilized ethanol production infrastructure

3 De-Risked, Proprietary Process and Fuel Products in Place to Generate Returns

- Attractive pre-tax levered project IRRs of 20 - 25%
- Projects and returns benefit from risk-mitigation
  - Substantial take-or-pay offtake contracts
    - Over $600mm[1] in renewable fuels take-or-pay contracts in place
    - Additional ~$1.5bn[1] of additional take-or-pay contracts in advanced stages of negotiation
  - Abundant feedstock supply combined with short supply and high demand for premium renewable fuels
  - Strong partnerships with EPC contractors combined with vigorous management of plant construction to Gevo specs and plant operations
- Compelling project economics and robust returns profile
  - Opportunistic capital efficiency through reduced install costs from leveraging existing infrastructure (expansions / retrofits)
  - High operating margins, converting low-cost feedstock into high-value clean products
  - Attractive, contracted pricing levels driven by increasing, sustained demand for low-carbon renewable fuels
  - Manageable O&M costs

4 Experienced Management Team with Established Track Record

- Experienced management and technical team, with impressive track records in renewable energy sector leadership positions
- More than 100 years of combined energy sector expertise
- More than $440mm in capital raised by the team at Gevo to position the opportunity for substantial long term growth and success
- Core skills and experience include biotechnology, biorefining, chemicals, sustainability, private equity, capital raising, project finance and M&A

(1) The estimate is based on certain assumptions in the contracts, including the value of certain environmental credits and the sales price of the fuel. This estimate represents the revenue over the entire term of the contracts.

ADDITIONAL INFORMATION

- **Citigroup Global Markets, Inc. has been engaged by Gevo to assist in raising financing for its expansion projects in order to meet its growing backlog of contracted demand**

- Investor and Media Contact
  Shawn M. Severson
  Integra Investor Relations
  +1 415-226-7747
  info@integra-ir.com

GEVO VIDEO LIBRARY

These short videos explain more about Gevo, our process, business system, and how we think about sustainability

Where we are so far (1:21): https://vimeo.com/416215170
Alternative Feedstocks (1:00): https://vimeo.com/416214862
Process (1:01): https://vimeo.com/416215010
Replacing Fossil Based Carbon (2:07): https://vimeo.com/396232536
Farming Carbon & Soil Conservation (1:54): https://vimeo.com/379773448
Sustainable Jet Fuel (1:59): https://vimeo.com/379896308
Partners with Mother Nature (1:49): https://vimeo.com/416215170

Vision:
"Whole Gallons, Net Zero"


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